UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report  (Date of earliest event reported):        January 29, 2008

Sun-Times Media Group, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
1-14164	95-3518892
(Commission File Number)	(I.R.S. Employer Identification No.)

350 North Orleans Street, 10-S, Chicago Illinois	60654
(Address of principal executive offices)	(Zip Code)

(312) 321-2299
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                 Results of Operations and Financial Condition

On January 29, 2008, Sun-Times Media Group, Inc. (the “Company”) announced in a press release concerning its previously announced plan to reduce annual operating costs by $50 million in the first half of 2008 that it expects to incur a one-time pre-tax charge against fourth-quarter 2007 earnings of about $8 million. A copy of the press release issued by the Company concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits

    (d)

Exhibit No.	Exhibit
99.1	Press Release, dated January 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN-TIMES MEDIA GROUP, INC.
(Registrant)

Date: January 31, 2008	By:	/s/ James D. McDonough
	Name:	James D. McDonough
Title: Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated January 29, 2008